                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      21
                NOTES TO FINANCIAL STATEMENTS      26
               REPORT OF INDEPENDENT AUDITORS      30
                   DIVIDEND REINVESTMENT PLAN      31



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      33
                 RESULTS OF SHAREHOLDER VOTES      34

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

------------------------------
NYSE Ticker Symbol - VCV
------------------------------

                                                   MARKET(1)    NAV(2)
---------------------------------------------------------------------------
One-year total return                                22.12%      12.89%
---------------------------------------------------------------------------
Five-year average annual total return                11.21%       7.89%
---------------------------------------------------------------------------
Life-of-Trust average annual total return             6.65%       6.93%
---------------------------------------------------------------------------
Commencement date                                               4/30/93
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          5.92%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                    10.72%
---------------------------------------------------------------------------
Preferred share rate(5)                                           1.90%
---------------------------------------------------------------------------
Net asset value                                                  $17.02
---------------------------------------------------------------------------
Closing common share price                                       $15.92
---------------------------------------------------------------------------
One-year high common share price (08/20/01)                      $16.52
---------------------------------------------------------------------------
One-year low common share price (11/01/00)                      $13.875
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 44.8% combined federal and state tax bracket effective for calendar year 2001, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  71.5%   [PIE CHART]
- AA/Aa..............   7.8%
- A/A................   5.0%
- BBB/Baa............  14.5%
- B/B................   1.2%
As of October 31, 2000
- AAA/Aaa............  70.2%   [PIE CHART]
- AA/Aa..............   8.2%
- A/A................   5.7%
- BBB/Baa............  15.9%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                           0.0700
12/00                                                                           0.0700
1/01                                                                            0.0700
2/01                                                                            0.0740
3/01                                                                            0.0740
4/01                                                                            0.0740
5/01                                                                            0.0740
6/01                                                                            0.0785
7/01                                                                            0.0785
8/01                                                                            0.0785
9/01                                                                            0.0785
10/01                                                                           0.0785

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
Water & Sewer                                                              16.60                              11.40
General Purpose                                                            15.00                              14.50
Transportation                                                             13.70                              12.50
Public Building                                                            11.10                              11.90
Public Education                                                           10.90                              11.50

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1993 through October 2001)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/93                                                                      14.9300                            15.0000
                                                                          15.2700                            14.1250
                                                                          15.9700                            14.8750
12/93                                                                     15.7300                            14.0000
                                                                          13.5300                            12.6250
                                                                          13.4700                            12.1250
                                                                          13.2300                            12.0000
12/94                                                                     12.4700                            10.5000
                                                                          13.9600                            12.0000
                                                                          14.1200                            12.1250
                                                                          14.5500                            12.0000
12/95                                                                     15.4000                            12.2500
                                                                          14.6500                            12.2500
                                                                          14.5200                            11.8750
                                                                          14.8900                            12.2500
12/96                                                                     15.2100                            12.6250
                                                                          14.8000                            12.8750
                                                                          15.4100                            13.8150
                                                                          15.9000                            14.3125
12/97                                                                     16.3000                            14.9375
                                                                          16.2800                            15.5000
                                                                          16.3100                            15.6250
                                                                          16.9200                            16.0625
12/98                                                                     16.6700                            16.4375
                                                                          16.5900                            16.0000
                                                                          15.8600                            14.6875
                                                                          15.4000                            14.5625
12/99                                                                     14.7300                            13.6875
                                                                          15.3400                            13.8125
                                                                          15.4000                            14.0620
                                                                          15.8200                            14.6875
12/00                                                                     16.5600                            14.7500
                                                                          16.5400                            15.1000
                                                                          16.1800                            15.4400
                                                                          16.8600                            16.0500
10/01                                                                     17.0200                            15.9200

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN CALIFORNIA VALUE MUNICIPAL INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT
SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST 12 MONTHS. JOSEPH A. PIRARO, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE ITS INCEPTION IN 1993 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1971. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, 2001 for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36% from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period. California issuance was up by 32 percent for the year, with 65 percent of that issuance being insured. The California economy was especially hard hit by an ongoing recession in the technology sector, which had ripple effects in other areas such as real estate. The state was also rocked by problems with its two largest utilities, both of which are large issuers in the market. The trust entered the reporting period with a position in an uninsured PG&E and mortgage bond. While this issue fell with other utility bonds when that industry's problems pulled the sector down in February, by the end of the period the issuer had experienced a dramatic rebound--recovering nearly all of their earlier losses. Keep in mind that not all of the securities in the trust performed as favorably, nor is there any guarantee these securities will continue to perform as well or be held by the trust in the future.

    These problems led the major ratings agencies to downgrade the state's general obligation bonds (GOs) twice over the course of the period. California's tax receipts fell significantly over the period, which led to a shrinking budget surplus in its general account.

    The anticipation of deepening economic woes led Moody's to put California GOs on a further credit watch in early October, which could bring their current AA3 rating down to A, a level not seen since 1938. This announcement caused the state's GOs to lag the rest of the market in that month. That said, their effect was somewhat cushioned by a general environment of falling interest rates.

    For the 12 months ended October 31, 2001, the trust produced a total return of 22.12 percent based on market price. This reflects an increase in market price from $13.8125 per share on October 31, 2000, to $15.92 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers California Municipal Bond Index posted a total return of 10.10 percent for the same period. The Lehman Brothers California Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   While we were well aware of the
troubles facing the California economy, our feeling was that the market overreacted. In our view, many of the state's obligations (especially the downgraded general obligations) were oversold. The state budget is still in surplus, and its economy is one of the most diversified (not to mention the largest) in the country. We opted to maintain the fund's weighting, and in fact increased it slightly over the period to 15.0 percent of long-term investments. While the GOs had a minor effect on performance when that sector lagged in October, our investment rationale hasn't changed and so we kept the position in the trust.

    We continued to keep the trust well-diversified over the period. As various holdings reached their price targets, we used some of the proceeds to increase the trust's holdings of essential services bonds. Public education bonds were especially attractive to us since they are attached to one of the most essential services in the most populous state in the country. We also added to the trust's holdings in the transportation and water and sewer sectors, which are areas of the state's economy that should continue to enjoy strong activity even in an economic downturn. Water and sewer bonds saw the largest increase, as we took advantage of attractive issues in the market to increase that weighting from
11.4 percent to 16.6 percent of long-term investments.

    We also held to a strategy of de-emphasizing those sectors that we felt were likely to negatively impact performance. The healthcare sector in California was generally unappealing to us in light of continuing financial difficulties and overcapacity. We also reduced the fund's exposure to industrial revenue credits. These bonds are directly affected by the weakness in the manufacturing sector; we moved to protect the trust's assets by trimming its position in the sector from 4.6 percent to 2.5 percent of long-term investments.

    Over the course of the period, the short- and intermediate-duration bonds we purchased were a significant contributor to performance as the yield curve steepened. More recently, our quantitative analysis has led us to the conclusion that the long-intermediate part of the curve (generally 15- to 20-year bonds) offer strong relative value potential going forward. We have selectively increased the trust's exposure there to take advantage of these opportunities.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. The ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

    As for California, we believe that demand for the state's bonds will continue to be strong because of the tax benefits that accrue to investors. We also expect issuance to remain strong for the foreseeable future, with California likely to be the biggest state in terms of issuance in 2002. The $12.5 billion California Department of Water Resources issue originally slated for August of 2001 will most likely happen in spring of 2002. This issue will replenish the state's general fund, which has been weakened by slowing tax receipts. We also anticipate significant issuance of education and transportation bonds to finance necessary infrastructure operations and improvements.

    As for the state's economy, we expect it to continue its current path of worsening along with the rest of the country, with its budget surplus dwindling and potentially going into deficit in 2002. If anything, it's possible the state's economy could worsen more dramatically than the broader U.S. economy. That said, California still has the country's most diversified economy, and because of this we are confident that it can weather the current downturn. In all, we still think the market presents compelling opportunities for investors with a disciplined process.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GENERAL OBLIGATION BONDS (GO): Bonds backed by the full faith and credit (taxing authority) of the issuer for timely payment of interest and principal. These bonds are issued to finance essential government projects, such as highways and schools.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                  COUPON    MATURITY      VALUE
            MUNICIPAL BONDS  98.7%
            CALIFORNIA  89.4%
$  2,000    A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC
            Insd).......................................   *       08/01/21   $    724,920
   1,610    A B C CA Uni Sch Dist Cap Apprec Ser B (FGIC
            Insd).......................................   *       08/01/22        550,974
   1,000    Abag Fin Auth For Nonprofit Corp CA Ctf Part
            Childrens Hosp Med Cent (AMBAC Insd)........  5.875%   12/01/19      1,109,010
   1,000    Abag Fin Auth For Nonprofit Corp CA Insd Rev
            Ctf Lincoln Glen Manor Sr Citizens..........  6.100    02/15/25      1,093,330
   1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
            Family Rev Hsg Utd Dominion Ser A Rfdg
            (Asset Gty Insd)............................  6.400    08/15/30      1,075,500
   1,000    Abag Fin Auth For Nonprofit Corp CA Multi-
            Family Rev Hsg Utd Dominion Ser B Rfdg......  6.250    08/15/30      1,075,880
   2,000    Bay Area Toll Auth CA Toll Brdg Rev San
            Francisco Bay Area Ser D....................  5.000    04/01/17      2,081,460
   1,000    California Edl Fac Auth Rev Pooled College &
            Univ Proj Ser B.............................  5.250    04/01/24        954,960
   1,000    California Edl Fac Auth Rev Pooled College &
            Univ Proj Ser B.............................  6.750    06/01/30      1,083,330
     835    California Edl Fac Auth Rev Student Ln CA Ln
            Pgm Ser A (MBIA Insd).......................  6.000    03/01/16        903,804
   1,000    California Hsg Fin Agy Rev Cap Apprec Home
            Mtg Ser K (MBIA Insd).......................   *       08/01/24        261,500
   2,660    California Hsg Fin Agy Rev Home Mtg Ser B
            (MBIA Insd).................................  6.100    02/01/28      2,804,784
   1,000    California Hsg Fin Agy Rev Multi-Family Hsg
            III Ser A (MBIA Insd).......................  5.850    08/01/17      1,053,060

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                  COUPON    MATURITY      VALUE
            CALIFORNIA (CONTINUED)
$  1,000    California Pollutn Ctl Fin Auth Pollutn Ctl
            Rev Gas & Elec Ser A Rfdg (MBIA Insd).......  5.900%   06/01/14   $  1,149,470
   2,000    California Pollutn Ctl Fin Auth Pollutn Ctl
            Rev Pacific Gas & Elec Ser B................  6.350    06/01/09      1,976,020
     905    California Rural Home Mtg Fin Auth Single
            Family Mtg Rev Mtg Bkd Secs Pgm Ser B (GNMA
            Collateralized).............................  6.150    06/01/20        987,916
     465    California Rural Home Mtg Fin Auth Single
            Family Mtg Rev Mtg Bkd Secs Pgm Ser C (GNMA
            Collateralized).............................  7.500    08/01/27        542,464
     425    California Rural Home Mtg Fin Auth Single
            Family Mtg Rev Ser A2 (GNMA
            Collateralized).............................  7.950    12/01/24        470,853
   2,400    California St (AMBAC Insd)..................  6.400    09/01/08      2,820,408
   1,000    California St...............................  5.000    10/01/23        992,720
   2,670    California St Dept Wtr Res Cent Vly Proj Rev
            Wtr Sys Ser L Rfdg (MBIA Insd)..............  5.625    12/01/12      2,840,212
   3,000    California St Pub Wks Brd Energy Efficiency
            Rev Ser A (FSA Insd)........................  5.250    05/01/08      3,135,510
   3,000    California St Pub Wks Brd Lease Rev Dept of
            Corrections CA St Prison D Susanville (MBIA
            Insd).......................................  5.375    06/01/18      3,081,360
   3,000    California St Veterans Ser BH (FSA Insd)....  5.400    12/01/15      3,137,070
   2,000    California St Veterans Ser BH (FSA Insd)....  5.400    12/01/16      2,049,900
   1,000    California Statewide Cmntys Dev Huntington
            Mem Hosp (Connie Lee Insd)..................  5.750    07/01/16      1,081,080
   1,085    Cathedral City, CA Pub Fin Auth Rev Cap
            Apprec Ser A (MBIA Insd)....................   *       08/01/32        214,548
   1,085    Cathedral City, CA Pub Fin Auth Rev Cap
            Apprec Ser A (MBIA Insd)....................   *       08/01/33        203,275
   2,000    Central Vly Fin Auth CA Cogeneration Proj
            Rev (MBIA Insd).............................  5.000    07/01/17      2,073,160
   1,440    Chino Basin, CA Regl Fin Auth Rev Muni Wtr
            Dist Swr Sys Proj Rfdg (AMBAC Insd).........  7.000    08/01/08      1,751,674

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                  COUPON    MATURITY      VALUE
            CALIFORNIA (CONTINUED)
$  2,000    Chino Hills, CA Ctf Part Wtr Sys Refin Proj
            (FGIC Insd).................................  5.600%   06/01/18   $  2,090,680
   1,965    Contra Costa Cnty, CA Ctf Part Merrithew Mem
            Hosp Proj Rfdg (MBIA Insd)..................  5.500    11/01/22      2,080,228
   1,250    Corona Norco, CA Uni Sch Dist Cap Apprec Ser
            B (FSA Insd)................................   *       09/01/16        617,437
   1,595    Corona Norco, CA Uni Sch Dist Cap Apprec Ser
            B (FSA Insd)................................   *       09/01/17        738,246
   1,735    Corona Norco, CA Uni Sch Dist Cap Apprec Ser
            B (FSA Insd)................................   *       09/01/18        751,463
   2,000    East Bay, CA Mun Util Dist Wtr Sys Rev
            Sub.........................................  5.250    06/01/19      2,088,440
   2,500    East Bay, CA Muni Util Dist Wtr Sys Rev Sub
            Rfdg........................................  6.000    06/01/12      2,606,175
   1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj
            (AMBAC Insd)................................  5.600    09/01/29      1,083,340
   1,000    El Monte, CA Wtr Auth Rev Wtr Sys Proj
            (AMBAC Insd)................................  5.600    09/01/34      1,081,390
   1,255    Fairfield Suisun, CA Uni Sch Dist Spl Tax
            Cmnty Fac Dist No 5 New Sch (FSA Insd)......  5.375    08/15/29      1,313,019
   1,010    Folsom Cordova, CA Uni Sch Dist Fac Impt
            Dist No 1 Cap Apprec Ser A (AMBAC Insd).....   *       10/01/19        408,626
   1,060    Folsom Cordova, CA Uni Sch Dist Fac Impt
            Dist No 1 Cap Apprec Ser A (AMBAC Insd).....   *       10/01/21        380,190
   6,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
            Cap Apprec Rfdg.............................   *       01/15/30      1,130,880
   5,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
            Cap Apprec Rfdg.............................   *       01/15/31        886,250
   3,100    Foothill/Eastern Corridor Agy CA Toll Rd Rev
            Cap Apprec Sr Lien Ser A (Escrowed to
            Maturity)...................................   *       01/01/27        852,717
   7,005    Foothill/Eastern Corridor Agy CA Toll Rd Rev
            Cap Apprec Sr Lien Ser A (Escrowed to
            Maturity)...................................   *       01/01/28      1,821,230

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                  COUPON    MATURITY      VALUE
            CALIFORNIA (CONTINUED)
$  3,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
            Conv Cap Apprec Rfdg (a).................... 0/5.875%  01/15/27   $  1,978,710
   1,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
            Rfdg........................................  5.750    01/15/40      1,036,230
   1,000    Galt Schs Jt Pwrs Auth CA Rev High Sch &
            Elem Sch Ser A Rfdg (MBIA Insd).............  5.750    11/01/16      1,100,800
   1,500    Glendale, CA Uni Sch Dist Ser C (FSA
            Insd).......................................  5.500    09/01/19      1,612,185
   1,000    Imperial, CA Ctf Part Wtr Fac Rfdg (FGIC
            Insd).......................................  5.000    10/15/20      1,026,720
   2,340    Inglewood, CA Redev Agy Tax Alloc Century
            Redev Proj Ser A Rfdg.......................  6.000    07/01/08      2,450,822
   1,000    Inland Empire Solid Waste Fin Auth CA Rev
            Landfill Impt Fin Proj Ser B (Prerefunded @
            08/01/06) (FSA Insd)........................  6.000    08/01/16      1,156,210
   1,600    La Quinta, CA Redev Agy Tax Alloc Redev Proj
            Area No 1 Rfdg (MBIA Insd)..................  7.300    09/01/08      1,979,184
   1,285    Lake Tahoe, CA Uni Sch Dist Cap Apprec Ser A
            (FGIC Insd).................................   *       08/01/18        558,692
   1,145    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC
            Insd).......................................   *       08/01/21        414,215
   1,020    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC
            Insd).......................................   *       08/01/24        311,324
   1,255    Larkspur, CA Sch Dist Cap Apprec Ser A (FGIC
            Insd).......................................   *       08/01/25        362,745
   1,000    Long Beach, CA Bond Fin Auth Lease Rev
            Rainbow Harbor Refin Proj A (AMBAC Insd)....  5.250    05/01/24      1,039,040
   1,000    Los Angeles Cnty, CA Met Tran Auth Sales Tax
            Rev Prop A First Tier Sr Ser B (FSA Insd)...  4.750    07/01/24        992,390
   1,000    Los Angeles Cnty, CA Pub Wks Fin Auth Rev
            Cap Constr Rfdg (AMBAC Insd)................  5.000    03/01/11      1,035,290
   1,000    Los Angeles, CA Cmnty College Dist Ser A
            (MBIA Insd).................................  5.000    06/01/26      1,011,860
   2,000    Los Angeles, CA Convention & Exhibition Cent
            Auth Lease Rev Ser A Rfdg (MBIA Insd).......  5.150    08/15/08      2,100,480

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                  COUPON    MATURITY      VALUE
            CALIFORNIA (CONTINUED)
$  1,000    Los Angeles, CA Ctf Part Dept Pub Social
            Svcs Ser A (AMBAC Insd).....................  5.500%   08/01/31   $  1,061,370
   1,000    Los Angeles, CA Ctf Part Sr Sonnenblick Del
            Rio W L. A. (AMBAC Insd)....................  6.000    11/01/19      1,133,150
     260    Los Angeles, CA Dept Wtr & Pwr Elec Plt
            Rev.........................................  6.000    02/15/28        284,669
     260    Los Angeles, CA Dept Wtr & Pwr Elec Plt
            Rev.........................................  6.000    02/15/30        274,147
   1,200    Mammoth, CA Uni Sch Dist Cap Apprec (AMBAC
            Insd).......................................   *       08/01/24        367,080
   3,650    Manhattan Beach, CA Uni Sch Dist Cap Apprec
            Ser B (FGIC Insd)...........................   *       09/01/22      1,241,219
   1,230    Merced, CA Irrig Dist Ctf Part Wtr Fac
            Proj........................................  6.400    11/01/10      1,302,201
   2,000    Metropolitan Wtr Dist Southrn CA Wtrwks Rev
            Ser A Rfdg..................................  4.750    07/01/22      1,988,160
   3,240    Midpeninsula Regl Open Space Dist CA Fin
            Auth Rev (AMBAC Insd).......................   *       08/01/26        753,754
   2,000    Monrovia, CA Redev Agy Tax Alloc Cent Redev
            Proj Area 1 Ser B Rfdg (AMBAC Insd).........  6.700    05/01/21      2,083,740
   1,000    Murrieta Vly, CA Uni Sch Dist Ser A (FGIC
            Insd).......................................   *       09/01/17        462,850
   6,185    New Haven, CA Uni Sch Dist Cap Apprec Ser D
            (FGIC Insd).................................   *       08/01/20      2,110,631
   1,665    Oak Park, CA Uni Sch Dist Cap Apprec (FSA
            Insd).......................................   *       05/01/13      1,005,610
   1,000    Oak Park, CA Uni Sch Dist Cap Apprec (FSA
            Insd).......................................   *       05/01/16        502,830
   1,335    Oak Park, CA Uni Sch Dist Cap Apprec (FSA
            Insd).......................................   *       05/01/17        628,959
   2,455    Paradise, CA Irrig Dist Rev Ctf Part Wtr Sys
            Proj (Prerefunded @ 01/01/03)...............  6.400    01/01/14      2,622,824
   1,765    Paramount, CA Redev Agy Tax Alloc (MBIA
            Insd).......................................  6.250    08/01/23      1,903,553

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                  COUPON    MATURITY      VALUE
            CALIFORNIA (CONTINUED)
$  1,790    Paramount, CA Redev Agy Tax Alloc Redev Proj
            Area No 1 Rfdg (MBIA Insd)..................  6.100%   08/01/08   $  1,942,222
   3,350    Port Oakland, CA Port Rev Ser G (MBIA
            Insd).......................................  5.375    11/01/25      3,459,411
   2,000    Port Oakland, CA Spl Fac Rev Mitsui O.S.K.
            Line Ltd Ser A..............................  6.750    01/01/12      2,070,920
   1,000    Rancho Cucamonga, CA Redev Agy Tax Alloc
            (FSA Insd)..................................  5.250    09/01/20      1,044,100
   2,150    Riverside, CA Elec Rev Rfdg (MBIA Insd).....  5.000    10/01/13      2,188,227
   1,000    Sacramento Cnty, CA Ctf Part Pub Fac Proj
            Rfdg (AMBAC Insd)...........................  4.750    10/01/27        987,910
   2,000    Sacramento Cnty, CA Santn Dist Fin Auth Rev
            Ser A.......................................  5.875    12/01/27      2,221,420
   2,000    Sacramento Cnty, CA Santn Dist Fin Auth Rev
            Ser A Rfdg..................................  5.500    12/01/16      2,265,460
   1,000    Sacramento, CA City Fin Auth Lease Rev CA
            EPA Bldg Ser A (AMBAC Insd).................  4.750    05/01/23        987,400
     700    Sacramento, CA Cogeneration Auth
            Cogeneration Proj Rev Proctor & Gamble
            Proj........................................  6.375    07/01/10        756,364
   2,000    Sacramento, CA Muni Util Dist Elec Rev Ser E
            (MBIA Insd).................................  5.750    05/15/22      2,111,100
   2,000    San Bernardino, CA Jt Pwrs Fin Auth Ctf Part
            (MBIA Insd).................................  5.500    09/01/20      2,156,560
   1,000    San Diego, CA Pub Fac Fin Auth Swr Rev (FGIC
            Insd).......................................  5.000    05/15/20      1,014,220
   1,000    San Diego, CA Uni Sch Dist Cap Apprec Ser A
            (FGIC Insd).................................   *       07/01/17        466,620
   2,000    San Francisco, CA City & Cnty Arpt Commn
            Intl Arpt Rev Second Ser Issue 12-A (FGIC
            Insd).......................................  5.800    05/01/21      2,102,780
   1,000    San Francisco, CA Uni Sch Dist Ctf Part
            (AMBAC Insd)................................  4.750    08/01/24        992,370

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                           MARKET
(000)       DESCRIPTION                                  COUPON    MATURITY      VALUE
            CALIFORNIA (CONTINUED)
$  1,000    San Jose, CA Fin Auth Lease Convention Ctr
            Proj Ser F Rfdg (MBIA Insd).................  5.000%   09/01/17   $  1,042,140
   1,600    San Leandro, CA Ctf Part Lib & Fire Stations
            Fin (AMBAC Insd)............................  5.700    11/01/20      1,754,416
   1,320    San Marcos, CA Pub Fac Auth Rev Pub Impt
            Civic Ctr Ser A Rfdg........................  5.900    08/01/03      1,335,985
   1,200    San Marcos, CA Pub Fac Auth Rev Pub Impt
            Civic Ctr Ser A Rfdg........................  6.150    08/01/13      1,210,632
   1,000    San Mateo Cnty, CA Jt Pwrs Auth Lease Rev
            Cap Proj Ser A Rfdg (FSA Insd)..............  4.750    07/15/23        995,240
   2,340    Santa Monica-Malibu, CA Uni Sch Dist Cap
            Apprec (FGIC Insd)..........................   *       08/01/23        755,656
     980    Stanton, CA Multi-Family Rev Hsg Continental
            Garden Apts (FNMA Collateralized)...........  5.625    08/01/29      1,031,087
   2,000    Sunnyvale, CA Fin Auth Utils Rev Wastewtr
            Reuse & Sludge Ser A (MBIA Insd)............  6.300    10/01/17      2,025,240
   2,400    Tulare Cnty, CA Ctf Part Cap Impt Pgm Ser A
            (Prerefunded @ 02/15/06) (MBIA Insd)........  6.000    02/15/16      2,772,528
   1,000    Ukiah, CA Uni Sch Dist (FGIC Insd)..........   *       08/01/17        464,730
   2,000    University of CA Rev Multi Purp Proj Ser C
            Rfdg (AMBAC Insd)...........................  5.125    09/01/13      2,078,480
                                                                              ------------
                                                                               145,337,325
                                                                              ------------
            PUERTO RICO  8.0%
   3,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
            Ser V Rfdg..................................  6.625    07/01/12      3,126,750
   2,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
            Ser W Rfdg..................................  5.500    07/01/17      2,056,720
   5,000    Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev
            Ser Y Rfdg (FSA Insd).......................  6.250    07/01/21      6,027,000
   1,700    Puerto Rico Comwlth Ser A Rfdg..............  6.250    07/01/10      1,759,721
                                                                              ------------
                                                                                12,970,191
                                                                              ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                        MARKET
(000)    DESCRIPTION                                  COUPON    MATURITY      VALUE
         U. S. VIRGIN ISLANDS  1.3%
$1,000   Virgin Islands Pub Fin Auth Rev Gross Rcpt
         Taxes Ln Nt Ser A...........................  6.375%   10/01/19   $  1,082,930
1,000    Virgin Islands Pub Fin Auth Rev Gross Rcpt
         Taxes Ln Nt Ser A...........................  6.500    10/01/24      1,083,570
                                                                           ------------
                                                                              2,166,500
                                                                           ------------
TOTAL INVESTMENTS  98.7%
  (Cost $145,729,207)...................................................    160,474,016
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%.............................      2,161,000
                                                                           ------------

NET ASSETS  100.0%......................................................   $162,635,016
                                                                           ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

AMBAC--AMBAC Indemnity Corp.
Asset Gty--Asset Guaranty Insurance Co.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $145,729,207).......................  $160,474,016
Cash........................................................        96,397
Interest Receivable.........................................     2,444,844
Other.......................................................         1,437
                                                              ------------
    Total Assets............................................   163,016,694
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        82,719
  Income Distributions--Common and Preferred Shares.........        44,124
  Administrative Fee........................................        27,573
  Affiliates................................................         8,871
Trustees' Deferred Compensation and Retirement Plans........       129,417
Accrued Expenses............................................        88,974
                                                              ------------
    Total Liabilities.......................................       381,678
                                                              ------------
NET ASSETS..................................................  $162,635,016
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 2,400 issued with liquidation preference of
  $25,000 per share)........................................  $ 60,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,029,844 shares issued and
  outstanding)..............................................        60,298
Paid in Surplus.............................................    88,589,917
Net Unrealized Appreciation.................................    14,744,809
Accumulated Undistributed Net Investment Income.............       703,170
Accumulated Net Realized Loss...............................    (1,463,178)
                                                              ------------
    Net Assets Applicable to Common Shares..................   102,635,016
                                                              ------------
NET ASSETS..................................................  $162,635,016
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($102,635,016 divided by
  6,029,844 shares outstanding).............................  $      17.02
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................  $ 8,713,696
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      995,837
Administrative Fee..........................................      317,741
Preferred Share Maintenance.................................      167,156
Legal.......................................................       24,525
Trustees' Fees and Related Expenses.........................       23,556
Custody.....................................................        9,255
Other.......................................................      155,339
                                                              -----------
    Total Expenses..........................................    1,693,409
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 7,020,287
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   387,629
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,213,913
  End of the Period.........................................   14,744,809
                                                              -----------
Net Unrealized Appreciation During the Period...............    6,530,896
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 6,918,525
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $13,938,812
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $  7,020,287        $  7,010,029
Net Realized Gain...................................        387,629           1,215,136
Net Unrealized Appreciation During the Period.......      6,530,896           4,963,498
                                                       ------------        ------------
Change in Net Assets from Operations................     13,938,812          13,188,663
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................     (5,417,558)         (5,064,808)
  Preferred Shares..................................     (1,871,529)         (2,109,223)
                                                       ------------        ------------
Total Distributions.................................     (7,289,087)         (7,174,031)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................      6,649,725           6,014,632
NET ASSETS:
Beginning of the Period.............................    155,985,291         149,970,659
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $703,170
  and $971,970, respectively).......................   $162,635,016        $155,985,291
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                        -------------------------------
                                                         2001        2000        1999
                                                        -------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)........    $ 15.92    $  14.92    $  16.76
                                                        -------    --------    --------
  Net Investment Income.............................       1.16        1.16        1.13
  Net Realized and Unrealized Gain/Loss.............       1.15        1.03       (1.87)
                                                        -------    --------    --------
  Total from Investment Operations..................       2.31        2.19        (.74)
                                                        -------    --------    --------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.....................        .90         .84         .82
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        .31         .35         .28
  Distributions from Net Realized Gain:
    Paid to Common Shareholders.....................        -0-         -0-         -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders........................        -0-         -0-         -0-
                                                        -------    --------    --------
Total Distributions.................................       1.21        1.19        1.10
                                                        -------    --------    --------
NET ASSET VALUE, END OF THE PERIOD..................    $ 17.02    $  15.92    $  14.92
                                                        =======    ========    ========

Market Price Per Share at End of the Period.........    $ 15.92    $13.8125    $13.6875
Total Investment Return at Market Price (b).........     22.12%       7.10%      -9.11%
Total Return at Net Asset Value (c).................     12.89%      12.73%      -6.37%
Net Assets at End of the Period (In millions).......    $ 162.6    $  156.0    $  150.0
Ratio of Expenses to Average Net Assets Applicable
  to Common Shares (d)..............................      1.71%       1.77%       1.74%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)...................      7.08%       7.64%       6.99%
Portfolio Turnover..................................        10%         22%         19%

SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)..............................      1.06%       1.07%       1.07%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)...................      5.19%       5.34%       5.24%

SENIOR SECURITIES:
Total Preferred Shares Outstanding..................      2,400       2,400       2,400
Asset Coverage Per Preferred Share (f)..............    $67,765    $ 64,994    $ 62,488
Involuntary Liquidating Preference Per Preferred
  Share.............................................    $25,000    $ 25,000    $ 25,000
Average Market Value Per Preferred Share............    $25,000    $ 25,000    $ 25,000

* Non-Annualized

(a) Net Asset Value at April 30, 1993, is adjusted for common and preferred share offering costs of $.29 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                            APRIL 30, 1993
                                                            (COMMENCEMENT
YEAR ENDED OCTOBER 31,                                      OF INVESTMENT
--------------------------------------------------------    OPERATIONS) TO
      1998       1997       1996       1995       1994     OCTOBER 31, 1993
---------------------------------------------------------------------------
    $  15.94   $  15.09   $  14.80   $  12.64   $  15.81       $  14.71
    --------   --------   --------   --------   --------       --------
        1.13       1.13       1.14       1.12       1.12            .42
         .83        .82        .21       2.21      (3.13)          1.02
    --------   --------   --------   --------   --------       --------
        1.96       1.95       1.35       3.33      (2.01)          1.44
    --------   --------   --------   --------   --------       --------
         .81        .77        .72        .77        .83            .28
         .33        .33        .34        .40        .26            .06
         -0-        -0-        -0-        -0-        .06            -0-
         -0-        -0-        -0-        -0-        .01            -0-
    --------   --------   --------   --------   --------       --------
        1.14       1.10       1.06       1.17       1.16            .34
    --------   --------   --------   --------   --------       --------
    $  16.76   $  15.94   $  15.09   $  14.80   $  12.64       $  15.81
    ========   ========   ========   ========   ========       ========

    $ 15.875   $  14.25   $ 12.375   $  12.00   $ 11.125       $  14.75
      17.39%     21.89%      9.28%     15.04%    -19.23%           .18%*
      10.45%     11.07%      7.00%     23.85%    -14.93%          7.28%*
    $  161.1   $  156.1   $  151.0   $  149.3   $  136.2       $  155.3
       1.75%      1.81%      1.86%      1.96%      1.89%          1.56%
       6.93%      7.38%      7.66%      8.17%      7.87%          5.57%
         17%        23%        33%        41%        93%            36%*

       1.09%      1.10%      1.11%      1.14%      1.11%          1.14%
       4.90%      5.23%      5.36%      5.25%      6.02%          4.68%

       1,200      1,200      1,200      1,200      1,200          1,200
    $134,213   $130,102   $125,832   $124,385   $113,537       $129,453
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000       $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen California Value Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal and California income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of California municipal obligations rated investment grade at the time of investment. The Trust commenced investment operations on April 30, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At October 31, 2001, there were no when-issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $222,980.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $1,463,178, which will expire between October 31, 2002 and October 31, 2003. Of this amount, $424,534 will expire on October 31, 2002.

    At October 31, 2001, for federal income tax purposes, cost of long-term investments is $145,729,207; the aggregate gross unrealized appreciation is $14,842,905 and the aggregate gross unrealized depreciation is $98,096, resulting in net unrealized appreciation on long-term investments of $14,744,809.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $5,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $35,800 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation at a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $16,082,299 and $17,073,556, respectively.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

4. PREFERRED SHARES

The Trust has outstanding 2,400 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every seven days through an auction process. The rate in effect on October 31, 2001 was 1.900% and for the year then ended rates ranged from 1.875% to 6.500%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen California Value Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen California Value Municipal Income Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 13, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen California Value Municipal Income Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES

VAN KAMPEN CALIFORNIA VALUE MUNICIPAL
INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.0% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company of Act 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

The Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regard to the election of the following trustee by the preferred shareholders of the Trust:

                                                                   # OF SHARES
                                                           ----------------------------
                                                           IN FAVOR            WITHHELD
---------------------------------------------------------------------------------------
Rod Dammeyer                                                2,220                   8

With regard to the election of the following trustee by the common shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Wayne W. Whalen                                          5,801,573             33,992

The other trustees whose terms did not expire in 2001 are David C. Arch, Howard J Kerr, Theodore A. Myers, Richard F. Powers, III, and Hugo F. Sonneschein

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VCV ANR 12/01                                                  Member NASD/SIPC.
                                                                4559L01-AS-12/01